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                                                                    EXHIBIT 10.7


       THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

                        COMMON STOCK PURCHASE WARRANT

Warrant No. 003

                               AIR SOUTH, INC.

                         VOID AFTER OCTOBER 24,1995

1. Issuance. This Warrant is issued to David Y. Monteith by Air South, Inc., an Illinois corporation (hereinafter with its successors, the "Company").

2. Purchase Price; Number of Shares. Subject to the terms and conditions hereinafter set forth, the holder of this Warrant (the "Holder"), is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company, 1800 St. Julian Place - 4th Floor, Columbia, South Carolina 29204, Attention: Secretary, or such other office as the Company shall notify the Holder of in writing, to purchase from the Company at a price per share (the "Purchase Price") of One ($1.00) Dollar, Ten Thousand (10,000) fully paid and nonassessable shares of Common Stock, par value $.001 per share, of the Company ("Common Stock"). Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

3 . Vesting. This Warrant shall be exercisable from October 25, 1995 through October 24, 2005.

4. Fair Market Value. "Fair Market Value" of Common Stock shall mean either:

       (a) if Common Stock is traded on a national securities exchange or transactions in Common Stock are quoted by a nationally recognized market quotation system, the average of the high and low prices for the Common Stock on the trading day prior to the date on which the Company receives for exercise this Warrant and the related duly executed subscription form; or

       (b) if Common Stock is not traded as described in subparagraph 4(a), above, a price per share determined in good faith by the Board of Directors of the Company.

5. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check payable to the order of the Company, (ii) through delivery by the Holder to the Company of certificates for shares of Common Stock issued with such shares of Common Stock being credited

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against the Purchase Price in an amount equal to the Fair Market Value thereof, or (iii) by any combination of the foregoing. If Common is not publicly traded as described in paragraph 4(a), above, the Board shall promptly respond in writing to an inquiry by the Holder as to the Fair Market Value of one share of the Common Stock; provided, however, the Board shall not be required to so respond sooner than the second Business Day (as defined below) after its next meeting.

6. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                  X = Y (A-B)
                                      ------
                                       A

   where X =   the number of shares to be issued to the Holder pursuant to this
               Section 4;

         Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant 0to this paragraph 6;

         A = the Fair Market Value of one share of Common Stock, as at the time the net issue election is made pursuant to this paragraph 6; and

         B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this paragraph 6.

If Common Stock is not publicly traded as described in paragraph 4(a), above, the Board shall promptly respond in writing to an inquiry by the Holder as to the Fair Market Value of one share of the Common Stock; provided, however, the Board shall not be required to so respond sooner than the second Business Day (as defined below) after its next meeting.

7. Partial Exercise. This Warrant may be exercised in part in even increments of 100 shares, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

8. Issuance Date. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.





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9.     Reserved Shares, Valid Issuance.  The Company covenants that it will at all times from and after the date this Warrant becomes exercisable reserve and keep available such number of its authorized shares of Common Stock, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof

10. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Common Stock, by split or otherwise, or issue additional shares of Common Stock in payment of a stock dividend, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend. In the event that the shares of Common Stock of the Company from time to time issued and outstanding are reduced by a combination of shares, recapitalization, reclassification or other change in the capital structure of the Company, the number of shares of Common Stock covered by the Option granted hereunder shall be reduced proportionately and the Purchase Price shall forthwith be proportionately increased. All such adjustments shall be made by the Board, whose determination upon the same shall be final and binding upon the Holder.

11. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this paragraph 11, be entitled to receive a fractional share of Common Stock, then the Company shall issue the next lower number of full shares of Common Stock.

12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall in due course deliver to the Holder a notice setting forth the Purchase Price determined by the Board after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

13. Lost or Destroyed Warrant. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and, if required by the Company, of indemnity reasonably satisfactory to the Company.

14. Assignment. The right to purchase all or part of the shares of Common Stock pursuant to this Warrant shall be assignable by the Holder only with the prior written consent of the Company, which consent may be withheld for any reason or no reason.

15. Compliance with Securities Laws. The shares of Common Stock issuable pursuant to this Warrant will be "restricted securities" and will be subject to significant restrictions on transfer. The issuance of such shares is conditional upon the Holder entering into such investment letters



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and other agreements as are deemed necessary or desirable to insure compliance with any applicable securities laws in the reasonable judgment of counsel for this Company.

16. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware but shall be enforceable by legal or equitable action only in the courts of the State of South Carolina.

17. Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Columbia, South Carolina, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday (a "Business Day").

Dated as of the 25th day of October, 1995


                                              AIR SOUTH, INC.




                                              By:
                                                 --------------------------
                                                  Clifton E. Haley
                                                  Chairman of the Board and
                                                   Chief Executive Officer


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                                  Subscription

To: Air South, Inc.                                 Date:
                                                         _____________________

    The undersigned hereby subscribes for _________ shares of Common Stock of Air South, Inc. covered by that certain Common Stock Purchase Warrant dated October 25, 1995 (the "Warrant"). The certificate for such shares shall be issued in the name of the undersigned. Either:

A.     Payment is enclosed as follows:

       [ ]   a check in the amount of $_________ payable to Air South, Inc.

       [ ]   _______ shares of Common Stock having a value of $_________per share.

B.     [ ]   The undersigned hereby elects under Section 6 of such Common Stock
Purchase Warrant to surrender the right to purchase a portion of the shares of Common Stock purchasable pursuant to such Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned.


                                           ________________________________
                                           Signature

                                           ________________________________
                                           Name

                                           ________________________________
                                           Mailing Address

                                           ________________________________


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